                                                                   EXHIBIT 99.29

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-WMC5

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 22, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE RATES

                                                   AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                                  NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
RANGE OF MORTGAGE RATES         MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
5.500% or less                        853       $   276,421,479     19.81%      5.18%     683    $   324,058    78.49%     73.04%
5.501% to 6.000%                    1,201           347,722,831     24.91      5.855      664        289,528     77.9      57.35
6.001% to 6.500%                    1,109           303,001,424     21.71      6.326      651        273,220    79.42      50.92
6.501% to 7.000%                      794           205,493,322     14.72      6.811      629        258,808    81.27      47.45
7.001% to 7.500%                      298            81,723,264      5.86      7.304      616        274,239     81.5      39.61
7.501% to 8.000%                      188            44,794,248      3.21       7.79      594        238,267    81.61      45.68
8.001% to 8.500%                      186            23,667,944       1.7      8.327      651        127,247    90.42      67.22
8.501% to 9.000%                      175            15,276,190      1.09       8.84      671         87,293    96.65      75.27
9.001% to 9.500%                      168            13,756,398      0.99      9.427      663         81,883    97.47      66.35
9.501% to 10.000%                     303            23,965,533      1.72      9.889      671         79,094    99.19      47.79
10.001% to 10.500%                    216            15,027,925      1.08     10.404      652         69,574    99.19      41.09
10.501% to 11.000%                    639            44,527,611      3.19     10.851      650         69,683    98.99      34.12
11.001% to 11.500%                      1                70,842      0.01      11.25      740         70,842      100          0
11.501% to 12.000%                      1                41,720         0     11.625      598         41,720      100        100
12.001% to 12.500%                      2               224,494      0.02     12.125      663        112,247      100          0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              6,134       $ 1,395,715,225    100.00%      6.50%     654    $   227,538    81.06%     55.55%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.990% per annum to 12.125% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.499% per annum.

REMAINING MONTHS TO STATED MATURITY

                                                   AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
     RANGE OF                                      PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
 REMAINING MONTHS                 NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
TO STATED MATURITY              MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
109 to 120                              1       $        63,444      0.00%      6.50%     663    $    63,444    35.14%      0.00%
157 to 168                              1                37,646         0         10      749         37,646      100          0
169 to 180                          1,712           133,409,362      9.56      9.615      668         77,926    95.53      49.46
229 to 240                             10             1,767,351      0.13      6.223      648        176,735    76.58      69.58
337 to 348                              1               148,983      0.01      5.875      749        148,983       80          0
349 to 360                          4,409         1,260,288,439      90.3       6.17      653        285,845    79.53      56.19
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              6,134       $ 1,395,715,225    100.00%      6.50%     654    $   227,538    81.06%     55.55%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 338 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                   AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                                  NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
RANGE OF ORIGINAL MORTGAGE      MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                       469       $    18,230,378      1.31%     10.13%     665    $    38,871    98.77%     46.55%
$50,001 to $100,000                 1,003            73,018,263      5.23      9.489      665         72,800    94.29         49
$100,001 to $150,000                  742            94,696,291      6.78      7.563      649        127,623    82.47      56.32
$150,001 to $200,000                  812           143,098,039     10.25      6.509      643        176,229    77.62      57.31
$200,001 to $250,000                  756           170,664,857     12.23      6.238      646        225,747    78.71      56.84
$250,001 to $300,000                  700           192,261,295     13.78      6.205      649        274,659    79.84      57.05
$300,001 to $350,000                  485           157,501,336     11.28      6.177      650        324,745    80.69      53.58
$350,001 to $400,000                  381           142,266,017     10.19       6.12      658        373,402    80.99      52.99
$400,001 to $450,000                  228            96,842,315      6.94      6.242      661        424,747    82.03      57.14
$450,001 to $500,000                  217           103,424,691      7.41      6.094      658        476,611    80.37      53.86
$500,001 to $550,000                  124            65,197,114      4.67       5.93      663        525,783    78.94      53.42
$550,001 to $600,000                   99            57,136,948      4.09      5.904      661        577,141    81.48      64.81
$600,001 to $650,000                   42            26,460,012       1.9      6.066      668        630,000    80.22      49.88
$650,001 to $700,000                   34            23,034,929      1.65      6.056      661        677,498    78.33      64.74
$700,001 to $750,000                   25            18,195,163       1.3      5.904      687        727,807    79.61      51.34
$750,001 to $800,000                   11             8,526,869      0.61      5.741      661        775,170    81.34      54.08
$800,001 to $850,000                    3             2,503,885      0.18      5.913      688        834,628    74.64      66.59
$850,001 to $900,000                    3             2,656,821      0.19      5.704      694        885,607     76.4        100
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              6,134       $ 1,395,715,225    100.00%      6.50%     654    $   227,538    81.06%     55.55%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $14,927 to approximately $895,772 and the average outstanding principal balance of the Mortgage Loans was approximately $227,538.

PRODUCT TYPES

                                                   AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                                  NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
   PRODUCT TYPES                MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                         1       $        63,444      0.00%      6.50%     663    $    63,444    35.14%      0.00%
Fixed - 15 Year                        91            14,273,807      1.02      6.308      655        156,855    65.09      49.22
Fixed - 20 Year                        10             1,767,351      0.13      6.223      648        176,735    76.58      69.58
Fixed - 30 Year                     1,038           267,922,441      19.2      6.308      665        258,114    75.51      62.21
ARM - 6 Month                           6             1,769,578      0.13      6.652      653        294,930    83.85      23.67
ARM - 2 Year/6 Month                2,955           861,145,150      61.7      6.167      647        291,420    80.89      53.17
ARM - 3 Year/6 Month                  121            34,595,817      2.48      6.139      632        285,916    79.89      62.36
ARM - 5 Year/6 Month                  290            95,004,436      6.81      5.814      674        327,602    78.43      64.83
Balloon Loans                       1,622           119,173,201      8.54     10.011      669         73,473    99.17      49.47
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              6,134       $ 1,395,715,225    100.00%      6.50%     654    $   227,538    81.06%     55.55%
--------------------------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                                   AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                                  NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE                 MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
ARM                                 3,372       $   992,514,981     71.11%      6.13%     649    $   294,340    80.62%     54.56%
Fixed Rate                          2,762           403,200,244     28.89      7.402      666        145,981    82.13      58.01
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              6,134       $ 1,395,715,225    100.00%      6.50%     654    $   227,538    81.06%     55.55%
--------------------------------------------------------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                   AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                                  NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
  STATE                         MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
California                          6,134       $ 1,395,715,225    100.00%      6.50%     654    $   227,538    81.06%     55.55%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              6,134       $ 1,395,715,225    100.00%      6.50%     654    $   227,538    81.06%     55.55%
--------------------------------------------------------------------------------------------------------------------------------

(1) No more than approximately 0.81% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                                   AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
 RANGE OF ORIGINAL                NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS            MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                        148       $    24,404,393      1.75%      6.04%     653    $   164,895    40.93%     57.60%
50.01% to 55.00%                       75            15,735,007      1.13      6.146      647        209,800    53.09      44.72
55.01% to 60.00%                      106            23,975,565      1.72      6.154      648        226,185    58.26      57.12
60.01% to 65.00%                      137            31,886,368      2.28      6.232      630        232,747    62.86      53.67
65.01% to 70.00%                      254            66,773,170      4.78      6.196      637        262,886    68.67      50.59
70.01% to 75.00%                      361           108,666,587      7.79      6.232      637        301,015    73.84      43.08
75.01% to 80.00%                    2,254           652,389,018     46.74      6.009      665        289,436    79.73      53.07
80.01% to 85.00%                      393           114,574,180      8.21      6.347      635        291,537    84.25      63.86
85.01% to 90.00%                      522           153,909,036     11.03      6.484      644        294,845    89.53      64.61
90.01% to 95.00%                      393            90,151,444      6.46      6.998      643        229,393    94.65      72.72
95.01% to 100.00%                   1,491           113,250,458      8.11      9.838      670         75,956    99.86      51.67
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              6,134       $ 1,395,715,225    100.00%      6.50%     654    $   227,538    81.06%     55.55%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 8.72% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 8.61% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.18%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.83%.

LOAN PURPOSE

                                                   AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                                  NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
     LOAN PURPOSE               MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                            3,135       $   638,145,064     45.72%      6.67%     671    $   203,555    83.65%     49.07%
Refinance - Cashout                 2,204           554,829,243     39.75       6.39      638        251,737    79.42      60.62
Refinance - Rate Term                 795           202,740,918     14.53      6.258      643        255,020    77.37      62.08
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              6,134       $ 1,395,715,225    100.00%      6.50%     654    $   227,538    81.06%     55.55%
--------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                                   AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                                  NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
     PROPERTY TYPE              MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Detached              4,451       $ 1,010,216,140     72.38%      6.51%     651    $   226,964    80.89%     55.23%
Townhouse                               1               700,000      0.05       4.75      691        700,000    82.64        100
Condo                                 824           157,384,367     11.28      6.477      660        191,000     82.9      55.45
2-4 Family                            331            87,646,540      6.28      6.719      676        264,793    79.45      47.48
Manufactured Housing                   43             7,077,483      0.51      6.258      641        164,593    75.16      55.41
Planned Unit Development              484           132,690,695      9.51      6.326      661        274,154    81.53      63.21
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              6,134       $ 1,395,715,225    100.00%      6.50%     654    $   227,538    81.06%     55.55%
--------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                                   AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                                  NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
DOCUMENTATION                   MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
Full                                3,058       $   691,161,908     49.52%      6.32%     649    $   226,018    81.53%    100.00%
Streamlined                         1,314           230,051,312     16.48      7.148      679        175,077    83.54          0
Stated                                815           211,842,807     15.18      6.403      649        259,930    74.89          0
Limited                               471           129,826,788       9.3      6.466      650        275,641    82.82          0
FULL-ALT                              269            84,199,672      6.03      6.371      651        313,010    82.47        100
Lite                                  207            48,632,739      3.48      6.702      656        234,941    82.28          0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              6,134       $ 1,395,715,225    100.00%      6.50%     654    $   227,538    81.06%     55.55%
--------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                                   AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                                  NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
 OCCUPANCY                      MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
Primary                             5,833       $ 1,327,901,158     95.14%      6.50%     653    $   227,653    81.13%     55.68%
Investment                            221            51,509,290      3.69      6.603      678        233,074     79.1      55.48
Second Home                            80            16,304,776      1.17      6.369      683        203,810    81.53      45.57
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              6,134       $ 1,395,715,225    100.00%      6.50%     654    $   227,538    81.06%     55.55%
--------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                                   AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
MORTGAGE LOANS AGE                NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
     (MONTHS)                   MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
3                                   1,751       $   413,016,447     29.59%      6.49%     659    $   235,875    81.03%     58.08%
4                                   2,252           514,761,048     36.88      6.423      657        228,580    80.45      56.06
5                                   1,283           293,326,916     21.02      6.525      647        228,626    81.43      53.73
6                                     688           144,242,172     10.33      6.675      646        209,654     82.4      52.64
7                                     149            27,518,255      1.97       6.82      638        184,686    81.78       43.6
8                                       5             1,751,888      0.13      7.112      615        350,378    80.92       70.5
9                                       3               771,067      0.06      7.054      704        257,022    79.33          0
10                                      1               140,803      0.01       6.75      704        140,803       80        100
13                                      2               186,629      0.01      6.707      749         93,315    84.03          0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              6,134       $ 1,395,715,225    100.00%      6.50%     654    $   227,538    81.06%     55.55%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                   AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
ORIGINAL PREPAYMENT               NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
   PENALTY TERM                 MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
None                                  446       $   106,698,494      7.64%      7.19%     662    $   239,234    84.32%     47.26%
12 Months                             238            63,985,427      4.58      6.633      650        268,846    81.16      47.61
24 Months                           3,521           827,685,426      59.3      6.384      649        235,071    82.05      54.27
36 Months                           1,929           397,345,877     28.47      6.532      664        205,985     78.1      61.74
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              6,134       $ 1,395,715,225    100.00%      6.50%     654    $   227,538    81.06%     55.55%
--------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                                                   AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                                  NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
RANGE OF CREDIT SCORES          MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
Not Available                           4       $     1,014,670      0.07%      6.34%       0    $   253,668    75.77%     78.06%
476 to 500                              5             1,001,448      0.07      7.336      500        200,290    70.73      48.82
501 to 525                             92            22,000,511      1.58       7.34      514        239,136    73.56      74.22
526 to 550                            144            34,299,160      2.46      7.194      538        238,189    76.12      64.39
551 to 575                            252            62,584,014      4.48      6.837      564        248,349    79.96      67.66
576 to 600                            518           117,503,518      8.42      6.769      588        226,841    79.92      69.89
601 to 625                            845           189,410,190     13.57      6.595      614        224,154    81.35      64.68
626 to 650                          1,202           265,416,886     19.02      6.566      638        220,813    81.82      49.22
651 to 675                          1,014           230,195,761     16.49      6.464      663        227,018    81.98      49.23
676 to 700                            812           180,919,824     12.96      6.399      687        222,808    82.38      49.22
701 to 725                            515           124,065,858      8.89      6.209      712        240,905    81.91      51.05
726 to 750                            342            74,730,623      5.35      6.133      738        218,511    81.09      54.03
751 to 775                            269            60,951,734      4.37      6.107      762        226,586    79.82      49.95
776 to 800                            107            28,121,361      2.01       5.95      786        262,816    75.16       69.3
801 to 825                             13             3,499,667      0.25      5.799      808        269,205    73.87      57.72
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              6,134       $ 1,395,715,225    100.00%      6.50%     654    $   227,538    81.06%     55.55%
--------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 654.

CREDIT GRADE

                                                   AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                                  NUMBER OF         BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
CREDIT GRADE                    MORTGAGE LOANS    OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
AA                                  3,491       $   790,519,738     56.64%      6.34%     692    $   226,445    81.77%     50.82%
A                                   1,518           345,543,400     24.76      6.572      628        227,631     81.3         57
A-                                    502           109,335,030      7.83      6.789      597        217,799    80.35      68.46
B+                                    307            78,195,769       5.6      6.739      573        254,709    79.69      65.68
B                                     289            66,746,111      4.78      7.146      542        230,955    75.11      69.74
C                                      27             5,375,176      0.39      7.675      554        199,081     68.8      72.19
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              6,134       $ 1,395,715,225    100.00%      6.50%     654    $   227,538    81.06%     55.55%
--------------------------------------------------------------------------------------------------------------------------------